Exhibit 99.1

1 PRESENTATION NAME TO GO HERE INVESTOR PRESENTATION

B USINESS OVERVIEW BUILDING A HIGH - PERFORMANCE COMPANY 2

sb financial group

INVESTOR PRESENTATION

BUSINESS OVERVIEW

BUILDING A HIGH-PERFORMANCE COMPANY

SB FINANCIAL GROUP

SAFE HARBOR STATEMENT

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company's Annual Report on Form 10-K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements.

OUR VISION

Our Vision over the next three years is to become a high-performing (>90th percentile) $1 Billion, independent financial services company set apart by our staff and their passion for service, our holistic approach to client care, and our commitment to the communities and investors we serve.


PASSION FOR SERVICE
COMMITMENT TO STAKEHOLDERS
HOLISTIC APPROACH

OUR VALUE PROPOSITION

Your financial services partner **for life**, delivering proactive and innovative solutions locally through employees with a passion for service.

SB FINANCIAL GROUP

CORPORATE OVERVIEW

- NASDAQ: SBFG
- Defiance, Ohio - Headquarters Since 1902
- Corporate Staff Members-245
- Average Daily Volume for 2016-6,000
- Market Cap: $107 million *($16.88/share 6/30/2017)*
- 4.8 Million Common Shares; 1.4 Million shares of SBFGP



DCM
MICHIGAN
MONROE
STEUBEN
WILLIAMS
FULTON
LUCAS
DEFIANCE
WOOD
KOSCIUSK
O
ALLEN
PAULDING
SENECA
HANCOCK
ALLEN
INDIANA
OHIO
FRANKLIN
FULL SERVICE BANKING OFFICES
PENDING NEW FULL SERVCIE OFFICES
LOAN PRODUCTION OFFICES
NEW 2016 LOAN PRODUCTION OFFICE

OUR ORGANIZATION & LEADERSHIP



SB FINANCIAL GROUP
STATE BANK
DCM

CORPORATE LEADERSHIP

- Mark Klein – Chairman, President and CEO
- Tony Cosentino – EVP and CFO
- Keeta Diller – SVP, Corporate Secretary
  (Dir. of Operations – State Bank)

REGIONAL/COMMERCIAL LEADERSHIP

- Jon Gathman, EVP and Senior Lender
- David Homoelle – Regional President, Columbus
- John Kendzel – Regional President, Toledo
- Mark Cassin – SVP Regional Executive, BG
- Mike Epps – SVP Regional Executive, Findlay/Lima
- Kent Maggard – SVP Regional Executive, Fort Wayne
- Tyson Moss – SVP – Regional Executive, Fulton/Williams
- Jeff Starner – SVP Regional Executive, Defiance/Paulding

SB FINANCIAL GROUP

STATE BANK BUSINESS LINE LEADERS

RETAIL BANKING

- **Laura Kline— SVP Client Experience Officer**
- District Sales Managers

PRIVATE CLIENT GROUP

- Mickey Cooper – VP-Toledo
- Jim Griest – VP – Fort Wayne
- Sue West – VP – Columbus

MORTGAGE BANKING

- **Pam Benedict – SVP RRE Manager – NW Ohio/NE Indiana**
- Steve Watson – SVP RRE Manager – Columbus
- Tony Konecny – SVP Regional RE Sales Mgr. -

WEALTH MANAGEMENT

- **Chris Jakyma– EVP Chief Wealth Management Officer**
- David Bell – EVP Retirement Services Manager
- Charles Cammock – VP Retirement Specialist
- Jake Oberlin - VP
- John Cates-AVP

COMMERCIAL

- **Jon Gathman – EVP Senior Lender**
- Regional Executives

SBA

- **Brandon Gerken – VP**
- David Tedford-VP-BDO

OUR ORGANIZATION & LEADERSHIP



SB FINANCIAL GROUP
STATE BANK
DCM

RDSI/DCM LEADERSHIP

- Mark Klein – Chairman, President and CEO
- Gary Saxman, IT Technology Manager
- Yvonne Swayze, VP-Operations
- Bill Brandt, Sales

SB FINANCIAL GROUP

UNIQUE QUALITIES

LEVERAGE OUR BUSINESS-LINE EXPERTISE
- Retail/PCG
- Commercial/SBA
- Mortgage Banking
- Wealth Management/Brokerage
- Item Processing/Statement Production

OPTIMIZE OUR DELIVERY CHANNELS
- Regional Sales Leadership
- Business Line Strategic Plans

SCALE OUR BRAND
- Holistic Client Care

BALANCE OUR NET INCOME
- High Marginal Revenue Segments

6/30/2017 ASSETS UNDER MANAGEMENT $2.2 BILLION

COMPRISED OF:
- $848 MM Commercial Bank
- $952 MM Residential Sold Portfolio
- $407 MM Wealth Management

NET INCOME CONTRIBUTIONS


6/30/2017 ANNUALIZED NET INCOME $8.6 MILLION
WM $0.4 MM/ 5%
Residential Real Estate $1.7 MM / 20%
Retail/PCG $3.4 MM / 39%
Commercial $2.3 MM / 27%
SBA $0.8 MM / 9%

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

SB FINANCIAL GROUP

HIGH-LEVEL PERFORMANCE DRIVERS

	YTD 2017	2016	2015
ROAA	1.03 %	1.11 %	1.06 %
Net Income Growth	10%	15%	45%
Loan Growth	8%	16 %	8 %
Deposit Growth	9%	15 %	6 %
SBA Volume	$9 MM	$8 MM	$9 MM
Residential Volume	$154 MM	$383 MM	$323 MM

SB FINANCIAL GROUP

RETURN ON AVERAGE ASSETS (ROAA)


2016 1.11%,
92nd Percentile
1.25
1.00
0.75
0.50
0.25
0.00
ROAA
2013
2014
2015
2016
YTD 2Q 2017
SBFG
Peer Group 75th Percentile

* Peer group consists of SNL 4Q 2016 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.2 billion.

SB FINANCIAL GROUP

HIGH PERFORMANCE



2016
92nd
Percentile
90th
Percentile
7 Institutions
(Including SBFG)
Peer Banks with an ROAA >1%
10 Institutions
Peer Banks Above Median
33 Institutions
Peer Banks – Assets between $.5B and $1.2B
65 Institutions

sb financialgroup

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS



REVENUE/NET INCOME
2016 Revenue +12%
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
REVENUE (MIL)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
NET INCOME (MIL)
$5.2
$5.3
$7.6
$8.8
$8.6
$34.9
$33.8
$39.1
$43.7
$43.4
2013
2014
2015
2016
YTD 2Q 2017 Annualized
SBA
RDSI
Mortgage
Service Charges
Wealth Managem ent
Net Interest Margin
Net Income

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS

- Non-Interest Income to Total Revenue at 38% (88th Percentile)

  - Peer Median* 20%

  - Top Quartile* 24%

YTD 6/30/2017 ANNUALIZED
NON-INTEREST INCOME
$16.5 MILLION



48%
16%
16%
5%
9%
6%
Mortgage Banking
Service Fees
Wealth Management
Item Processing
SBA
Other

* Peer group consists of SNL 4Q 2016 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.2 billion.

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS



MORTGAGE GAIN ON SALE/VOLUME
MORTGAGE GAIN ON SALE (MIL)
$7
$6
$5
$4
$3
$2
$1
$0
MORTGAGE VOLUME (MIL)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$249
$220
$323
$383
$308
$3.5
$2.9
$4.0
$5.8
$5.1
2013
2014
2015
2016
YTD 2Q 2017 Annualized
NW Ohio
Columbus
Findlay
Total $ Originations

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS



SBA GAIN ON SALE
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
GAIN ON SALE (MIL)
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
SOLD VOLUME (MIL)
$3.3
$2.4
$7.5
$6.4
$17.7
2013
2014
2015
2016
YTD 2Q 2017 Annualized
SBA Gains
Loan Volume

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS

- Expand Residential Real Estate Lending
- Retain Servicing/Build Portfolio
- Leverage SBA Business Line Expertise
- Build Wealth Management Bench
- Add Commercial Leasing Product Line

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

STRENGTHEN MARKET PENETRATION

IN ALL MARKETS SERVED



MICHIGAN
MONROE
Toledo 27%
STEUBEN
WILLIAMS
FULTON
LUCAS
Defiance 9%
DEFIANCE
WOOD
ALLEN
PAULDING
SENECA
HANCOCK
Ft. Wayne 13%
Findlay 154%
ALLEN
INDIANA
OHIO
Columbus 24%
FRANKLIN

Data as of
12/31/2016

STRENGTHEN MARKET PENETRATION

BALANCE SHEET STRENGTH & DIVERSITY

TOTAL ASSETS = $848 MILLION



Cash & Due 2%
Other 8%
Securities 13%
Loans (Net) 77%

Loan to Deposit June 2017 – 92%
Top Quartile Performance

LOAN PORTFOLIO = $652 MILLION



Consumer & Other 2%
C&I 17%
Commercial RE 45%
Agriculture 8%
1-4 Family 21%
HELOC 7%

Data as of 6/30/2017

STRENGTHEN MARKET PENETRATION

DEPOSIT MIX: STRONG LOCAL PRESENCE


Capital
11%
Other
1%
Borrowings
5%
Deposits
83%

DEPOSIT PORTFOLIO = $707 MILLION


Non-
Interest
18%
Time
31%
NOW
18%
Savings
15%
MMDA
18%

Transactional deposits = 69% of total deposits

Weighted average cost of deposits = 46 bps

Data as of 6/30/2017

STRENGTHEN MARKET PENETRATION

IN ALL MARKETS SERVED

Goal is $1 Billion (Scale)

- Expand “in-market” presence/resources
- Organic entrance into contiguous “urban” markets
- M&A opportunities
- Household growth via Residential Business Line

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

EXPAND PRODUCT UTILIZATION

BY NEW AND EXISTING CUSTOMERS


PRODUCTS/SERVICES AND HOUSEHOLDS
PRODUCTS & SERVICES
HOUSEHOLDS
90,000
75,000
60,000
45,000
30,000
15,000
-
30,000
25,000
20,000
15,000
10,000
5,000
-
25,490
25,381
26,076
27,368
28,192
75,756
75,154
76,847
80,573
82,398
2013
2014
2015
2016
YTD 2Q 2017
Products & Services
Households

Increase in total number of products/services from 2013 to 2017--11%
Increase of households from 2013 to 2017—9%

EXPAND PRODUCT UTILIZATION

BY NEW AND EXISTING CUSTOMERS



REFERRALS/NEW BUSINESS
REFERRALS
3,500
2,800
2,100
1,400
700
0
NEW BUSINESS (MIL)
$120
$100
$80
$60
$40
$20
$0
$60.0
$48.8
$61.9
$103.5
$66.0
2,683
1,100
1,920
909
2,182
1,099
2,416
1,140
1,756
1,024
2013
2014
2015
2016
YTD 2Q 2017 Annualized
Gross
Closed
New Business

EXPAND PRODUCT UTILIZATION

More and Deeper Relationships (Scope)

- Clients "for life"
- Business Lines working "Interdependently"
- Retail "on-boarding" Process
- Holistic Client Care

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

DELIVER GAINS
IN OPERATIONAL EXCELLENCE


ELECTRONIC TRANSACTION /IN-STORE TRANSACTIONS
ELECTRONIC TRANSACTIONS PER YEAR (MIL)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
IN-STORE TRANSACTIONS PER YEAR (000'S)
66% INCREASE SINCE 2009
2009
2010
2011
2012
2013
2014
2015
2016
YTD 2Q 2017
Electronic Transactions
In-Store Transactions

- Acceleration of electronic transactions versus in-store transactions

DELIVER GAINS IN OPERATIONAL EXCELLENCE



MORTGAGE SERVICING PORTFOLIO
$1,000
$800
$600
$400
$200
$0
$ OF LOANS ($MIL)
7,500
6,000
4,500
3,000
1,500
0
NUMBER OF LOANS
4,549
4,950
5,632
6,414
6,749
$606
$666
$773
$900
$952
2013
2014
2015
2016
YTD 2Q 2017
Servicing Portfolio
Number of Loans Serviced

DELIVER GAINS IN OPERATIONAL EXCELLENCE

Operations as a Competitive Advantage

- Client Contact Preference
  - Transactions/Interactions
- Benchmark “High-Performing Bank” metrics
- Technology Deployment (24/7)
- Inspect/Expect

sb financialgroup

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

SUSTAIN ASSET QUALITY



NON-PERFORMING ASSETS / TOTAL ASSETS
2.80
2.10
1.40
0.70
0.00
PERCENTAGE
2.26
1.91
1.41
1.16
1.10
1.40
1.26
1.07
0.74
0.70
1.14
0.92
1.15
0.65
0.46
2013
2014
2015
2016
2017
2017-85th Percentile
SBFG
Peer Group Median*
Top Quartile*

* Peer group consists of SNL 4Q2016 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.2 billion.

SUSTAIN ASSET QUALITY



NCOs/AVG. LOANS
0.45%
0.23%
0.00%
2017-65th Percentile
2013
2014
2015
2016
2017
SBFG
Peer Median*
Top Quartile*

* Peer group consists of SNL 4Q 2016 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.2 billion.

SUSTAIN ASSET QUALITY

Solid Foundation

- Experienced Lenders/Shared Values
- Conscious Prospecting
- Robust Loan Reviews
- Decisive Collections

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

SB FINANCIAL GROUP, INC.

ANTHONY V. COSENTINO – EVP & CFO

OUR VISION

Our Vision over the next three years is to become a high-performing (>90th percentile) $1 Billion, independent financial services company set apart by our staff and their passion for service, our holistic approach to client care, and our commitment to the communities and investors we serve.


PASSION FOR SERVICE
COMMITMENT TO STAKEHOLDERS
HOLISTIC APPROACH

TOP-QUARTILE PERFORMANCE METRICS

	Peer Group Top Quartile* 2016	SBFG YTD 2Q 2017	SBFG 2016	SBFG 2015	SBFG 2014	SBFG 2013
Return On Assets	0.97	1.03	1.11%	1.06%	0.78%	0.81%
Net Interest Margin	3.93	3.62	3.75	3.78	3.73	3.57
Noninterest Income/Avg. Assets	.97	1.97	2.27	2.18	1.78	2.19
Noninterest Expense/Avg. Assets	3.39	3.62	3.81	3.72	3.70	4.14
Net NIE/Avg. Assets (Low)	1.84	1.65	1.55	1.54	1.92	1.95
Efficiency Ratio (Low)	63.93	69.88	68.76	68.44	73.50	74.43
NPAs/Assets	0.74	.46	0.65	1.15	0.92	1.14
Tangible Common Equity**	10.70	8.74	8.77	9.04	6.75	6.33

* Peer group consists of SNL 4Q 2016 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.2 billion.

** SBFG adjusted for preferred conversion

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS


FEE INCOME/TOTAL REVENUE (%)
2016-98th Percentile
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2013
2014
2015
2016
YTD 2017
Peer Median*
Peer Top Quartile*
SBFG

* Peer group consists of SNL 4Q 2016 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.2 billion.

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS



Revenue from Sale of Loans
Revenue ($000's)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,651
$6,54
$4,548
$5,65
$7,210
$4,54
$9,151
$7,21
$8,226
$9,15
2013
2014
2015
2016
YTD 2Q 2017 Annualized
RRE
SBA
FSA

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS



Wealth Management Revenue
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
TOTAL REVNUE ($MIL)
450
400
350
300
250
200
150
100
50
0
WEALTH MANAGEMENT AUM ($MIL)
$2.74
$2.61
$2.68
$2.71
$2.64
$371
$365
$353
$378
$407
2013
2014
2015
2016
YTD 2017
Wealth Management
Brokerage
Total Revenue

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

STRENGTHEN MARKET PENETRATION

BALANCE SHEET STRENGTH & DIVERSITY



LOAN PORTFOLIO PERCENTAGE BY REGION
Fulton/ Williams 10%
Lima 4%
Findlay, 5%
Defiance/ Paulding 27 %
Ft. Wayne 7%
Toledo 21%
Columbus 26 %



DEPOSIT PORTFOLIO PERCENTAGE BY REGION
Lima 5%
Findlay, 2%
Defiance/ Paulding 42 %
Fulton/ Williams 23%
Ft. Wayne 5%
Toledo 17%
Columbus 6 %

Data as of 6/30/2017

STRENGTHEN MARKET PENETRATION

BALANCE SHEET STRENGTH & DIVERSITY



GROWTH MARKETS
LOAN GROWTH BY REGION
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2013
2014
2015
2016
YTD 2Q 2017 Annualized
COLUMBUS
TOLEDO
FT. WAYNE
FINDLAY

STRENGTHEN MARKET PENETRATION

BALANCE SHEET STRENGTH & DIVERSITY



LEGACY MARKETS
LOAN GROWTH BY REGION
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2013
2014
2015
2016
YTD 2Q 2017 Annualized
Defiance/Paulding
Lima
Fulton/Williams

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

EXPAND PRODUCT UTILIZATION

BY NEW AND EXISTING CUSTOMERS



Referral Business
$120
$100
$80
$60
$40
$20
$0
Closed Referrals ($MIL)
$60.0
$48.8
$61.9
$103.5
$66.4
2013
2014
2015
2016
2Q 2017 Annualized
Mortgage
Commercial
Retail
Wealth Management
Total Closed Referrals

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

DELIVER GAINS IN OPERATIONAL EXCELLENCE



MORTGAGE SERVICING PORTFOLIO
$ OF LOANS ($MIL)
REVENUE ($000's)
$1,000
$800
$600
$400
$200
$0
2,500
2,000
1,500
1,000
500
0
$1,444
$1,577
$1,793
$2,079
$2,298
$606
$666
$773
$900
$952
2013
2014
2015
2016
30-Jun-17
Servicing Portfolio
Income from Servicing

DELIVER GAINS IN OPERATIONAL EXCELLENCE



Net Non Interest
2013
2014
2015
2016
YTD 2017
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
SBFG
Peer Median*
Peer Top Quartile*

* Peer group consists of SNL 4Q 2016 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.2 billion.

sb financial group

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

SUSTAIN ASSET QUALITY



Loan Loss Reserve (%)
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2016-60th Percentile
2013
2014
2015
2016
YTD 2017
SBFG
Peer Median*
Top Quartile*

* Peer group consists of SNL 4Q 2016 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.2 billion.

SUSTAIN ASSET QUALITY


2016-80th Percentile
NPAs/COVERAGE RATIO
NON PERFORMING ASSETS
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
250%
200%
150%
100%
50%
0%
COVERAGE RATIO
2013
2014
2015
2016
YTD 2Q 2017 Annualized
NPA's
Coverage Ratio

SUSTAIN ASSET QUALITY



CLASSIFIED LOANS/ LOAN GROWTH
$12
$10
$8
$6
$4
$2
$0
Classified Loans ($MIL)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Loan Growth ($MIL)
$13.9
$39.0
$41.3
$86.8
$14.2
2013
2014
2015
2016
YTD 2Q 2017 Annualized
Classified Loans
Loan Growth

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

CAPITAL PERFORMANCE


CAPITAL STOCK COMPOSITION
Trust Preferred, $10,310 12%
Preferred Equity, $13,983 17%
Tangible Common Equity, $58,631, 71%


OWNERSHIP SUMMARY
Insider Ownership, 3%
ESOP, 9%
Institutional Ownership, 28%
Other Retail Ownership, 60%

Fully Converted Tangible Book Value	6/30/17
Tangible Common Equity (000's)	56,143
Shares Outstanding (6/30/17)	4,806,540
Tangible BV P/S	$12.20
P/TBV at $17.25 Stock Price	141%
Convertible Preferred	13,983
Pro Forma TCE (000's)	72,614
Additional Shares ($10.29)	1,457,655
Pro Forma Shares	6,264,195
P/TBV at $17.25 Stock Price	149%

CAPITAL PERFORMANCE

TANGIBLE BOOK VALUE PER SHARE



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
CAGR 11%*
$8.08
$12.20
2013
2014
2015
2016
30-Jun-17

*compounded annual growth rate computed from 2011-2016



Median - Price/Tangible Book**
NYSE & NASDAQ
OTC MKTs
300%
250%
200%
150%
100%
50%
0%
138%
0%
101%
136%
125%
185%
139%
241%
139%
211%
102%
<$500M
$500M-$1B
$1B-$5B
$5B-$10B
$10+B
By Asset Size



Median - Price/EPS **
NYSE & NASDAQ
OTC MKTs
30x
25x
20x
15x
10x
5x
0x
25.9x
22.8x
21.5x
16.0x
18.8x
14.5x
18.8x
13.1x
11.6x
18.5x
11.8x
0.25%-0.50%
0.50%-0.75%
0.75%-1.00%
1.00%-1.25%
>1.25%
By ROA

** SNL Financial, Market data as of March 9, 2017

SB FINANCIAL GROUP, INC.

MARK A. KLEIN – CHAIRMAN, PRESIDENT AND CEO

STOCK PERFORMANCE


Total Return Performance
sb financialgroup
550% TSR
35% CAGR
700.00%
600.00%
500.00%
400.00%
300.00%
200.00%
100.00%
0.00%
2011
2012
2013
2014
2015
2016
SB Financial Group, Inc.
NASDAQ Composite
SNL U.S. Bank NASDAQ

STOCK PERFORMANCE

	Price Appreciation			
	1st Half 2016	2nd Half 2016	Full Year 2016	Since Election
By Broad Market				
SBFG	**(2.4%)**	**47.7%**	**44.1%**	**40.1%**
S&P 500	2.7%	6.7%	9.5%	10.9%
DJIA	2.9%	10.2%	13.4%	7.8%
NASDAQ	(3.3%)	11.2%	7.5%	12.9%
Russell 3000	2.5%	7.7%	10.4%	11.2%
KBW Regional Bank	(2.4%)	39.1%	35.7%	26.7%
NASDAQ Bank	(4.2%)	40.9%	35.0%	26.4%
SNL U.S. Bank	(10.6%)	38.1%	23.4%	29.3%
SNL U.S. Bank > $10B	(11.4%)	37.7%	22.0%	29.7%
SNL U.S. Bank $5B-$10B	(1.4%)	42.2%	40.2%	24.3%
SNL U.S. Bank $1B-$5B	(2.3%)	44.4%	41.1%	26.8%
SNL U.S. Bank $500M-$1B	2.2%	29.6%	32.5%	25.3%

*SNL Financial, Market Data as of March 8, 2017

Renewed Optimism for Bank Stocks with Trump's election:

1. Lower tax rate
2. Reduced regulatory burden
3. Increasing interest rates

SB FINANCIAL GROUP, INC.

MARK A. KLEIN – CHAIRMAN, PRESIDENT AND CEO

ANTHONY V. COSENTINO – EVP & CFO